UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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EVER-GLORY INTERNATIONAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EVER-GLORY INTERNATIONAL GROUP, INC.
Ever-Glory Commercial Center,
509 Chengxin Road, Jiangning Development Zone,
Nanjing, Jiangsu Province, Peoples Republic of China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 10:00 a.m. on May 30, 2014 (Beijing Time)

To the Shareholders of Ever-Glory International Group, Inc.:

Please take notice that the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Ever-Glory International Group, Inc., a Florida corporation (the “Company” or “Ever-Glory”), will be held on May 30, 2014 at 10:00 a.m. Beijing time, at the Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China, for the following purposes:

1.	To elect a Board of five (5) directors, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To ratify issuance of 75,485 shares to certain independent directors;

3.	To approve the Company’s 2014 Equity Incentive Plan;

4.	To conduct a non-binding advisory vote on our executive compensation;

5.	To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation;

6.
To ratify the appointment of GHP Horwath P.C. as our independent auditor to audit the financial statements for the fiscal year ended on December 31, 2013 and to review the three quarterly financial statements ending on September 30, 2014.

7.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement attached to this notice describes these matters in more detail as well as additional information about Ever-Glory and its officers and directors. The Board of Directors has fixed the close of business on April 16, 2014 EST  as the record date and only holders of the Company’s common stock as of the close of business on April 16, 2014 EST are entitled to receive this notice and vote at the Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

/s/ Edward Yihua Kang
Chairman of the Board

Nanjing, China
Date: April 25,  2014

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to Be Held at 10:00 a.m. on May 30, 2014 (Beijing Time)

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available at www.edocumentview.com/evgy.

EVER-GLORY INTERNATIONAL GROUP, INC.
Ever-Glory Commercial Center,
509 Chengxin Road, Jiangning Development Zone,
Nanjing, Jiangsu Province,
Peoples Republic of China

PROXY STATEMENT

INTRODUCTION

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Ever-Glory International Group, Inc. for the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 30, 2014 at 10:00 a.m. Beijing time, at the Ever-Glory China headquarters, Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the notice attached to this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to you on or about April 28, 2014.  The Company’s Annual Report on Form 10-K for 2013, including financial statements for the year ended December 31, 2013, but excluding certain exhibits, is being mailed to shareholders at the same time. A copy of the exhibits will be provided upon request and payment to the Company of reasonable expenses.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares on the record date of April 16, 2014.  At the close of business on the record date, 14,781,241 shares of common stock were outstanding. Holders of shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock outstanding as of the record date entitles its holder to one vote.

Business may be transacted at the Annual Meeting if a quorum is present. A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a “broker non-vote”), the nominee can vote them as it sees fit only on matters that are determined to be “routine”, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

For Proposal No. 1 (Election of Directors), directors will be elected by a plurality (meaning, the largest number of votes cast) of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.  With respect to Proposal No. 1, broker “non-votes” have no effect and abstentions have the same effect as negative votes. Proposal No. 2 (Ratification of issuance of shares to certain independent directors), Proposal No. 3 (Approval of the Company’s Equity Incentive Plan) and Proposal No. 4 (Approval on an advisory basis, of the executive compensation) all require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of common stock entitled to vote.  Abstentions and broker non-votes will have no direct effect on the outcome of these proposals. With respect to Proposal No. 5, for purposes of determining the votes cast with respect to the vote to approve a non-binding advisory vote recommending the frequency of advisory votes on executive compensation, only those votes cast in favor of having the vote occur every one, two or three years are included. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.  Proposal No. 6 (Ratification of Appointment of Independent Auditor) will require the affirmative vote of the majority of the shares entitled to vote.   Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.  All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes on each proposal.

            It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope, whether or not you plan to attend the Annual Meeting in person.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders.  If not otherwise instructed, the shares represented by each valid returned proxy in the form accompanying this proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the shareholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment of the meeting.  The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting.  If other matters are properly presented at the Annual Meeting, the proxy holders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. If you sign and date the proxy card and mail it back to us in the enclosed envelope, the proxy holders named on the Proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote your shares “for” such proposal or, in the case of the election of directors, vote “for” election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy.  A proxy may be revoked (i) by a writing delivered to the Secretary of Ever-Glory stating that the proxy is revoked, (ii) by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).  Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares.   Any written notice of revocation or subsequent proxy should be delivered to Ever-Glory International Group, Inc., Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing,  Jiangsu  211102 China, Attention: Secretary, or hand-delivered to the Secretary of Ever-Glory International Group, Inc. at or before the taking of the vote at the Annual Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation and assembly of this proxy statement, printing and mailing the notice of this proxy statement, the proxy and any additional solicitation materials furnished to you. We will reimburse our transfer agent for its out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will be approximately $15,000. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. We will not pay our employees additional compensation for contacting you.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information regarding the beneficial ownership of our common stock as of April 16, 2014, for each of the following persons:

●	each of our directors and each of the Named Executive Officers in the “Director and Executive Officers” on page 8 of this Proxy Statement;

●	all directors and Named Executive Officers as a group; and

●	each person who is known by us to own beneficially five percent or more of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Ever-Glory International Group, Inc. The percentage of class beneficially owned set forth below is based on 14,781,241shares of our common stock outstanding on April 16, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class
Executive Officers and Directors
Yi Hua Kang	4,802,315	32.49%
Jia Jun Sun	174,800	1.18%
Jason Jiansong Wang	-
Merry Tang	9,372	*
Changyu Qi	13,449	*
Zhixue Zhang	13,410	*
All Executive Officers and Directors as a Group (six persons)	5,013,346	33.92%
5% Holders
Ever-Glory Enterprises (H.K.) Ltd. (2)	5,623,098	38.04%
Xiaodong Yan (2) (3)	6,002,338	40.61

* Less than 1%.
(1)	Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment and dispositive power of the shares.
(2)
Xiao Dong Yan is the sole director and shareholder of Ever-Glory Enterprises (H.K.) Ltd. and, as such, may be deemed to be the beneficial owner of the 5,623,098 shares held by Ever-Glory Enterprises (H.K.) Ltd.

(3)	The 6,002,338 shares include the 5,623,098 shares beneficially owned by Xiaodong Yan through Ever-Glory Enterprises (H.K.) Ltd.

INFORMATION CONCERNING THE BOARD OF DIRECTORS
AND THE COMMITTEES THEREOF

The Board of Directors

Our Board of Directors currently consists of five (5) members and is responsible for the business and affairs of the Company and considers various matters which require its approval.

During the fiscal year ended December 31, 2013, the Board held one formal meeting and acted on several matters by unanimous written consents.

Board Committees Generally

In March 2008, the Board created the Audit Committee and the Compensation Committee and has adopted charters for these committees. In December 2013, the Board created the Nominating and  Governance Committee and adopted charter for this newly created committee. The Board has determined that in its judgment, Ms. Tang , Mr. Qi, and Mr. Zhang are independent directors within the meaning of Section 803 of NYSE MKT Company Guide. Accordingly, all of the members of our Audit Committee and Compensation Committee are independent within the meaning of Section 803 of NYSE MKT Company Guide.

All of the incumbent directors attended all the meetings of our Board of Directors and each committee on which he served held during fiscal year ended December 31, 2013.

Audit Committee

The Board of Directors adopted and approved a charter for the Audit Committee on March 13, 2008, and the charter was amended on May 26, 2008 and further amended on June 20, 2008. Currently, three directors comprise the Audit Committee: Ms. Tang , Mr. Qi and Mr. Zhang. Ms. Tang serves as Chairman of the Audit Committee. The members of the Audit Committee are currently “independent directors” as that term is defined in Section 803 of NYSE MKT Company Guide. The Board of Directors has determined that Ms. Tang qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

Our Audit Committee is responsible, in accordance with the Audit Committee charter, for recommending our independent auditors, reviewing and approving in advance any proposed related-party transactions and report to the full Board on any approved transactions, and overseeing our audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

Our Audit Committee pre-approves all audit and non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date.

During the fiscal year ended December 31, 2013, the Audit Committee held five formal meetings.

Compensation Committee

The Board of Directors adopted and approved a charter for the Compensation Committee on March 13, 2008 which was amended on December 26, 2013.

The Compensation Committee currently consists of Ms. Tang , Mr. Qi and Mr. Zhang. Mr. Zhang serves as Chairman of the Compensation Committee. The members of the Compensation Committee are currently “independent directors” as that term is defined in Section 803 of NYSE MKT Company Guide.

In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and, and as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other polices, providing assistance and recommendations with respect to the compensation policies and practices of the Company.

During the fiscal year ended December 31, 2013, the Compensation Committee held no formal meetings.

Nominating and  Governance Committee

The Board of Directors adopted and approved a charter for the Nominating and  Governance Committee on December 23, 2013.

Nominating and  Governance Committee currently consists of Mr. Qi, Mr. Zhang and Ms. Tang. Mr. Qi serves as chairwoman of the Nominating and  Governance Committee. The members of the Nominating and  Governance Committee are currently “independent directors” as that term is defined in Section 803 of NYSE MKT Company Guide.

In accordance with the Nominating and Governance Committee’s Charter, the Nominating and  Governance Committee is responsible to identity and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

During the fiscal year ended December 31, 2013, the Nominating and  Governance Committee held no formal meetings.

Attendance of Directors at Shareholder Meetings

Directors are expected to attend the annual meeting of shareholders. The Board believes that director attendance at shareholder meetings is appropriate and can assist directors in carrying out their duties. When directors attend shareholder meetings, they are able to hear directly shareholder concerns regarding the Company. It is understood that special circumstances may occasionally prevent a director from attending a meeting.

All of the then five board members attended the 2013 Annual Shareholder Meeting held at the Ever-Glory China headquarters, Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China on December 12, 2013. .

CORPORATE GOVERNANCE MATTERS

Corporate Governance Principles

We have adopted a Code of Ethics, which is posted on and can be accessed at our website at http://www.everglorygroup.com/docs/basic.asp?id=5.  All of our financial and senior managers and directors including our Chief Executive Officer and the Chief Financial Officer, are required to adhere to the Code of Ethics in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics.  In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for receipt and handling of complaints received by it regarding accounting or auditing matters, and to allow for the confidential anonymous submission by our employees of concerns regarding accounting or auditing matters.

Director Qualifications and Nominations

The Nominating and Governance Committee identifies, considers and recommends candidates for membership on the Board and will consider suggestions from shareholders for nominees for election as directors at the 2015 Annual Meeting, provided that the recommendations are received on a timely basis and meet the criteria set forth below. The Nominating and  Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders. While the Nominating and  Governance Committee has not determined minimum criteria for director nominees, they seek to achieve a balance of knowledge, experience and capability on our Board. To this end, the Nominating and  Governance Committee seeks nominees with high professional and personal ethics and values, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen, and the ability to think strategically. In addition, the Nominating and  Governance Committee considers the level of the candidate’s commitment to active participation as a director, both at Board and committee meetings and otherwise.

Communications with the Board of Directors

Any shareholder who desires to contact the Board or specific members of the Board may do so by writing to: The Board of Directors, Ever-Glory International Group, Inc., Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China.

AUDIT COMMITTEE REPORT*

In accordance with our written charter adopted by the Board of Directors, the Audit Committee oversees the quality and integrity of our accounting and financial reporting practices and the audit of our consolidated financial statements by our independent registered public accounting firm.

The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2013, with our management and our independent registered public accounting firm, GHP Horwath, prior to public release.  The Audit Committee has discussed with GHP Horwath, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended, which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from GHP Horwath, required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the Audit Committee discussed with GHP Horwath, their independence from our company.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors and the Board of Directors has approved that the audited consolidated financial statements for the year ended December 31, 2013, be included in our Annual Report on Form 10-K.

Respectfully submitted by the Audit Committee,
Merry Tang Chairman
Changyu Qi Zhixue Zhang

*The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Age	Position	Held Position Since

Edward Yihua Kang	51	Chief Executive Officer, President, and Director	2005

Jiajun Sun	41	Chief Operating Officer and Director	2005

Jason Jiansong Wang	35	Chief Financial Officer and Secretary	2010

Changyu Qi (1)(2) (3)	69	Director	2008

Zhixue Zhang (1)(2) (3)	47	Director	2008

Merry Tang (1) (2) (3)	54	Director	2011

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Nominating and Governance Committee

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships among the directors and executive officers.

Business Experience

Jiansong Wang has been the Chief Financial Officer and Secretary of the Company since 2010. From July, 2002 to February, 2004, Mr. Wang served as the Cost Accountant in Nanjing GongNongBing Textile (Group) CO., Ltd. From March 2004 to June 2006, he served as the General Manager of Accounting Department in MG Garment Manufacturing Co., Ltd.  From July 2006 to August 2009, he served as the International Settlement Accountant for Goldenway Nanjing Garments Co. Ltd., a subsidiary of the Company. From September 2009 to September 1, 2011, he was the General Manager of Accounting Department in Ever-Glory International Group Apparel Inc., a subsidiary of the Company. Mr. Wang earned a Bachelors degree in Accounting from Hehai University in the P.R. China.

The business experience of the Company’s directors is provided under the “Director Nominees” section above on page 16.

Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.     any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.     any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.     being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.     being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our directors and certain of our officers, as well as persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports with the SEC. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013, and all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders were complied with.

Director Independence

Based upon information submitted to the Board by Ms. Tang , Mr. Qi and Mr. Zhang, the Board of Directors has determined that they are each “independent” under the NYSE MKT Company Guide. None of the three appointees has participated in the preparation of the Company’s financial statements or any current subsidiary at any time during the past three years, and each of them are able to read and understand fundamental financial statements.

EXECUTIVE COMPENSATION

Compensation Committee Report*

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

Respectfully submitted by the Audit Committee
Merry Tang
Changyu Qi Zhixue Zhang

*The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of the compensation awarded to our current executive officers. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year. Our Board of Directors and the Compensation Committee, since its chartering, has overseen and administered our executive compensation program.

Our current executive compensation program presently includes a base salary. Our compensation program does not include (i) discretionary annual cash performance-based incentives, (ii) termination/severance and change of control payments, or (iii) perquisites and benefits.

Our Compensation Philosophy and Objectives

Our philosophy regarding compensation of our executive officers includes the following principles:

●	our compensation program should align the interests of our management team with those of our shareholders;
●	our compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals;

●
compensation should appropriately reflect differences in position and responsibility; compensation should be reasonable and bear some relationship with the compensation standards in the market in which our management team operates; and

●	the compensation program should be understandable and transparent.

In order to implement such compensation principles, we have developed the following objectives for our executive compensation program:

●	overall compensation levels must be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results;
●
a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals, and that portion should increase as an executive’s position and responsibility increases;

●	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating goals and strategic initiatives;

●
the number of elements of our compensation program should be kept to a minimum, and those elements should be readily understandable by and easily communicated to executives, shareholders, and others; and

●	executive compensation should be set at responsible levels to promote a sense of fairness and equity among all employees and appropriate stewardship of corporate resources among shareholders.

Determination of Compensation Awards

Our Board of Directors is provided with the primary authority to determine the compensation awards available to our executive officers. To aid the Board of Directors in making its determination for the last fiscal year, our current senior management provided recommendations to the Compensation Committee regarding the compensation of all executive officers.

Compensation Benchmarking and Peer Group

Our Board of Directors did not rely on any consultants or utilize any peer company comparisons or benchmarking in 2013 in setting executive compensation. However, our management has considered competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies in the apparel industry in China in making its recommendations to our Board of Directors regarding our executives’ compensation for fiscal year 2013. As our company evolves, we expect to take steps, including the utilization of peer company comparisons and/or hiring of compensation consultants, to ensure that the Board has a comprehensive picture of the compensation paid to our executives and with a goal toward total direct compensation for our executives that are on a par with the median total direct compensation paid to executives in peer companies if annually established target levels of performance at the company and business segment level are achieved.

Elements of Compensation

Presently, we compensate our executives with a base salary and annual a cash performance-based bonus. We do not pay any compensation to our executive officers in the form of discretionary long-term incentive plan awards or perquisites and other compensation, although our Board of Directors may recommend and institute such forms of compensation in the future.

Base Salaries

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our employees, including our Named Executive Officers. All of our Named Executive Officers, including our Chief Executive Officer, are subject to employment agreements, and accordingly each of their compensation has been determined as set forth in their respective agreement. When establishing base salaries since 2009, subject to the provisions of each person's employment agreement, our Board and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well qualified candidates to assume the individual's role.

Long-Term Incentive Plan Awards

We currently do not have an equity incentive plan, and no separate stock awards or stock option grants were made to any of the Named Executive Officers during the fiscal year ended December 31, 2013. No stock options were held by the Named Executive Officers as of December 31, 2013. We are seeking shareholders’ approval of the Company’s 2014 Equity Incentive Plan in Proposal No. 3.

Perquisites and Other Compensation

We do not have any retirement or pension plans in place for any of our named executives. Our Named Executive Officers are eligible for group medical benefits that are generally available to and on the same terms as our other employees.

Management’s Role in the Compensation-Setting Process

Our management plays a role in our compensation-setting process. We believe this input from management to the Compensation Committee is needed in order for the committee to evaluate the performance of our officers, recommend business performance targets and objectives, and recommend compensation levels. Our management may from time to time, make recommendations to our Board of Directors regarding executive compensation. During this process, management may be asked to provide the board with their evaluation of the executive officers’ performances, the background information regarding our strategic financial and operational objectives, and compensation recommendations as to the executive officers.

Summary Compensation Table for Fiscal Year 2013, 2012 and 2011

The following table sets forth information for the fiscal year ended December 31, 2013, 2012 and 2011 concerning the compensation paid and awarded to all individuals serving as (a) our Chief Executive Officer and Chief Financial Officer (b) the three most highly compensated Executive Officers (other than our Chief Executive Officer and Chief Financial Officer) of ours and our subsidiaries at the end of our fiscal year ended December 31, 2013, 2012, and 2011 whose total compensation exceeded $100,000 for these periods, and (c) two additional individuals for whom disclosure would have been provided pursuant to (b) except that they were not serving as executive officers at the end of our fiscal year ended December 31, 2013. These individuals may be collectively referred to in this report as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Kang Yihua Chairman of the	2013	31,189	77,126						108,315
Board, Chief	2012	25,991	64,873						90,864
Executive Officer and President	2011	25,811	58,950						84,761

Jiansong Wang	2013	16,704	7,021						23,725
Chief Financial	2012	12,975	5,934						18,909
Officer	2011	11,128	4,637						15,765

(1)
All compensation is paid in Chinese RMB. For reporting purposes, the amounts in the table above have been converted to U.S. Dollars at the conversion rate of 6.47, 6.32 and 6.20 to one for 2011, 2012 and 2013, respectively. The officers listed in this table received no other form of compensation in the years shown, other than the salary set forth in this table.

Other Compensation

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by the executive officers during the year ended December 31, 2013. We do not have any retirement, pension, or profit-sharing programs for the benefit of our directors, officers or other employees. The Board of Directors may recommend adoption of one or more such programs in the future.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

The Company entered into an employment agreement with Edward Yihua Kang on November 1, 2005 pursuant to which Mr. Kang was appointed as the Chief Executive Officer and President of the Company. In determining the compensation to be paid to Mr. Kang, the Board of Directors and the Compensation Committee reviewed the overall performance of the Company and the relative contribution of Mr. Kang in order to arrive at an appropriate compensation level.

The Company entered into an employment agreement with Jiajun Sun on November 1, 2005 pursuant to which Mr. Sun was appointed as the Chief Operating Officer of the Company. In determining the compensation to be paid to Mr. Sun, the Board of Directors and the Compensation Committee reviewed the overall performance of the Company and the relative contribution of Mr. Sun in order to arrive at an appropriate compensation level.

Although the Company does not have a written employment agreement with Jiansong Wang, he will be compensated for his services as the Chief Financial Officer and Secretary based on the Board of Directors and the Compensation Committee’s review of the overall performance of the Company and the relative contribution of Mr.Wang.

There are no compensatory plans or arrangements, including payments to be received from us, with respect to any director or executive officer of us which would in any way result in payments to any such person because of his resignation, retirement, or other termination of employment with us, any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Director Compensation for Fiscal 2013

The following table reflects all compensation awarded to, earned by or paid to our non-executive directors for the fiscal year ended December 31, 2013. Directors who are also officers do not receive any additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Non-Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($) (1)
Changyu Qi	—	5,000	—	—	—	—	5,000
Zhixue Zhang	—	5,000	—	—	—	—	5,000
Merry Tang	24,000	10,000					34,000

(1)	All compensation was paid in RMB except the cash compensation paid to Ms. Tang. The amounts in the foregoing table have been converted into U.S. Dollar at the conversion rate of 6.2 RMB to the dollar.

Service Description	Amount (in U.S. dollars)

Base Compensation	$3,000
Audit Committee Member	$1,000
Compensation Committee Member	$1,000
Audit Committee Chairman	$3,000
Audit Committee Financial Expert	$26,000

Each director may be appointed to perform multiple functions or serve on multiple committees, and accordingly, may be eligible to receive more than one category of compensation described above. Annual compensation will be paid in cash or a combination of stock and cash.  Compensation paid in stock will be in the form of a number of shares of our restricted common stock having an aggregate value equal to the annual compensation, as determined by the average per share closing prices of our common stock as quoted on NYSE MKT, for the five trading days leading up to and including the last trading date of the quarter following which the shares are to be issued (i.e. when the shares are issued within 30 days following the end of the second quarter, and the fourth quarter when the shares are issued within 30 days following the end of the fourth quarter) of the year for which compensation is being paid.  Compensation, in the form of shares, shall be issued and paid semi-annually, within 30 days following the end of the second quarter, and within 30 days after the end of the fourth quarter, of each calendar year.  In addition, the annual compensation will be prorated daily (based on a 360 day year) for any portion of the year during which a director serves.  Independent directors are also eligible for reimbursement of all travel and other reasonable expenses relating to the directors’ attendance of board meetings. In addition, we have agreed to reimburse independent directors for reasonable expenses incurred in connection with the performance of duties as a director of the Company.

In February 2014, the directors entered into certain lockup agreements with the Company and agreed, subject to certain exception, not to sell, transfer or otherwise dispose the shares previously issued to the directors until shareholder approval of such issuance is obtained.

Outstanding Equity Awards at Fiscal Year-End

None of our executive officers was granted or otherwise received any option, stock or equity incentive plan awards during 2013 and there were no outstanding unexercised options previously awarded to our officers and directors, at the fiscal year end, December 31, 2013.

Related Party Transactions

Mr. Kang is the Company’s Chairman and Chief Executive Officer.  Ever-Glory Enterprises (H.K.) Ltd. (“Ever-Glory Enterprises”) is the Company’s major shareholder.  Mr. Xiaodong Yan is Ever-Glory Enterprises’ sole shareholder. All transactions associated with the following companies (including  EsCeLav, Nanjing Eight-One-Five Hi-Tech (M&E) Co.,Ltd. Jiangsu Ever-Glory International Group Corp (“Jiangsu Ever-Glory”), Kunshan Enjin,  Ever-Glory Vietnam,  Ever-Glory Cambodia, Nanjing Ever-Kyowa and Nanjing Knitting) controlled by Mr. Kang or Mr. Yan are considered to be related party transactions, and it is possible that the terms of these transactions may not be the same as those that would result from transactions between unrelated parties. All related party outstanding balances are short-tem in nature and are expected to be settled in cash.

Other income from Related Parties

Included in other income for the years ended December 31,2013 and 2012 is rent revenue from entities controlled by Mr. Kang under operating lease agreements with various terms though 2015 as follows:

	2013	2012
EsCeLav	$12,105	$10,856
Nanjing Eight-One-Five Hi-Tech (M&E) Co.,Ltd.	16,140	15,830
Total	$28,245	$26,686

Other expenses due to Related Parties

Included in other expenses for the years ended December 31, 2013 and 2012 are rent costs due to entities controlled by Mr. Kang under operating lease agreements as follows (See details at Financial Statement Note 14):

	2013	2012
Jiangsu Ever-Glory	$50,680	$49,675
Kunshan Enjin	41,757	32,842
Total	$92,437	$82,517

Purchases from, and Sub-contracts with Related Parties

The Company purchased raw materials of $726,288and $2,493,691 during the years ended 2013 and 2012, respectively, from Nanjing Knitting.

In addition, the Company sub-contracted certain manufacturing work to related companies totaling $16,787,399 and $10,232,599 for the years ended December 31, 2013 and 2012, respectively. The Company provided raw materials to the sub-contractors and was charged a fixed fee for labor provided by the sub-contractors.

Sub-contracts with related parties included in cost of sales for the years ended December 31, 2013 and 2012 are as follows:

	2013	2012
Ever-Glory Vietnam	$8,716,372	$4,144,156
Ever-Glory Cambodia	6,628,314	4,225,835
Nanjing Ever-Kyowa	1,135,851	948,917
Nanjing Knitting	254,812	859,747
EsC'Lav	10,253	15,981
Jiangsu Ever-Glory	41,797	37,963
Total	$16,787,399	$10,232,599

Accounts Payable – Related Parties

The accounts payable to related parties at December 31, 2013 and 2012 are as follows:

	2013	2012
Ever-Glory Vietnam	$2,473,271	$2,183,039
Nanjing Knitting	784,777	756,842
Ever-Glory Cambodia	582,453	90,428
Nanjing Ever-Kyowa	261,955	128,505
Total	$4,102,456	$3,158,814

Amounts Due From Related Parties – Current Assets

The amounts due from related parties at December 31, 2013 and 2012 are as follows:

	2013	2012
Jiangsu Ever-Glory	$1,738,879	$-
Nanjing Eight-One-Five Hi-Tech (M&E) Co..Ltd.	145,206	-
EsC'eLav	12,291	8,680
Total	$1,896,376	$8,680

Jiangsu Ever-Glory is an entity engaged in importing/exporting, apparel-manufacture, real-estate development, car sales and other activities. Jiangsu Ever-Glory is controlled by Mr. Kang. Because of restrictions on its ability to directly import and export products, the Company had utilized Jiangsu Ever-Glory as its agent to assist the Company with its import and export transactions and its international transportation projects from 2005 through 2011. Import transactions primarily consisted of purchases of raw materials and accessories designated by the Company’s customers for use in garment manufacture. Export transactions consisted of the Company’s sales to foreign markets such as Japan, Europe and the United States. These transactions ceased at end of 2011.

During 2013 and 2012, the Company and Jiangsu Ever-Glory purchased raw materials on behalf of each other in order to obtain cheaper purchase prices.  The Company purchased raw materials on Jiangsu Ever-Glory’s behalf and sold to Jiangsu Ever-Glory at cost for $703,353 and $126,485 during 2013 and 2012, respectively.  Jiangsu Ever-Glory purchased raw materials on the Company’s behalf and sold to the Company at cost for $76,518 and $1,032,261 during 2013 and 2012, respectively.  The Company also advanced $1,232,295 to Jiangsu Ever-Glory for future raw material purchases in 2013.

At December 31, 2013, amounts due from Nanjing Eight-One-Five Hi-Tech (M&E) Co.,Ltd. is $145,206, which included rental receivable of $16,140 and utility paid on behalf of Nanjing Eight-One-Five of $129,066.

Amounts Due From Related Party under Counter Guarantee Agreement

In March 2012, in consideration of the guarantees and collateral provided by Jiangsu Ever-Glory and Nanjing Knitting (NOTE 8), the Company agreed to provide Jiangsu Ever-Glory a counter guarantee in the form of cash of not less than 70% of the maximum aggregate lines of credit obtained by the Company. Jiangsu Ever-Glory is obligated to return the full amount of the counter-guarantee funds provided upon expiration or termination of the underlying lines of credit and is to pay annual interest at the rate of 6.0% of amounts provided. As of December 31, 2013 and 2012, Jiangsu Ever-Glory has provided guarantees for approximately $44.01 million (RMB 269 million) (2013) and $44.48 million (RMB 281 million) (2012) of lines of credit obtained by the Company. Jiangsu Ever-Glory and Nanjing Knitting have also provided their assets as collateral for certain of these lines of credit. The value of the collateral, as per appraisals obtained by the banks in connection with these lines of credit is approximately $16.91 million (RMB 103 million) (2013) and $20.90 million (RMB 132 million) (2012).  Mr. Kang has also provided a personal guarantee for $20.78 million (RMB 127 million) (2013) and $22.0 million (RMB 139 million) (2012).

During the year ended December 31, 2012, US$32.13 million (RMB 203 million) was provided to Jiangsu Ever-Glory under the counter guarantee, all of which was outstanding at December 31, 2012. During the year ended December 31, 2013, an additional $10.34 million (RMB 64 million) was provided to and repayment of $26.55 million (RMB 164 million) was received from Jiangsu Ever-Glory under the counter-guarantee agreement. As of December 31, 2013, the amount of the counter-guarantee had been reduced to $16.79 million (RMB103 million) (the difference represents currency exchange adjustment of $0.87 million), which was 38.15% of the aggregate amount of lines of credit. This amount plus accrued interest of $2.29 million have been classified as a reduction of equity, consistent with the guidance of SEC Staff Accounting Bulletins 4E and 4G. At December 31, 2013 and 2012, the amount classified as a reduction of equity was $19.08 million and $33.57 million, respectively. Interest of 0.5% is charged on net amounts due from Jiangsu Ever-Glory at each month end. Interest income for the years ended December 31, 2013 and 2012 was approximately $1.03 million and $1.26 million, respectively.

Through March 31, 2014, approximately $5.07 million (RMB 31 million) was provided and approximately $1.30 million (RMB 8 million) of interest income was received under the counter-guarantee agreement.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominees for re-election all of the five (5) directors currently serving on the Board.  See “Director Nominees” below for profiles of the nominees. After the election of the directors at the Annual Meeting, our Board will have five (5) directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our company’s affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. We have no reason to believe that any nominee will be unavailable.

Director Nominees

The director nominees, and their ages as of the date of the Annual Meeting, their positions at Ever-Glory, and the period during which they have served as a director are set forth in the following table and paragraphs

Name	Age	Position	Held Position Since

Edward Yihua Kang	51	Chief Executive Officer, President, and Chairman of the Board	2005

Jiajun Sun	41	Chief Operating Officer and Director	2005

Changyu Qi (1)(2) (3)	69	Director	2008

Zhixue Zhang (1)(2) (3)	47	Director	2008

Merry Tang (1)(2) (3)	54	Director	2011

(1)           Member of the Audit Committee
(2)           Member of the Compensation Committee
(3)           Member of the Nominating and Governance Committee

The Board has nominated the following individuals as members of our Board of Directors:  At the Meeting, five directors, Edward Yihua Kang, Jiajun Sun, Changyu Qi Zhixue Zhang and Merry Tang are to be re-elected. Each director will hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

Edward Yihua Kang has served as our President and Chief Executive Officer and as the Chairman of our Board of Directors, since 2005. From December 1993 to January 2008, Mr. Kang served as the President and Chairman of the Board of Directors of Goldenway. Mr. Kang has extensive worldwide managerial and operational experience focusing upon business development and strategic planning. Mr. Kang formerly was the Senior lecturer of the Management College, Nanjing Aeronautics and Astronautics University, and the Vice General Manager of the Import and Export Department of Nanjing Shenda Company. Mr. Kang earned a MS degree from Peking University, a Bachelor’s degree in Management from Beijing Aeronautics and Astronautics University and a Bachelor’s degree in Engineering from Nanjing Aeronautics and Astronautics University. Mr. Kang’s extensive experience in the garment industry, his acute vision and outstanding leadership capability, as well as his commitment to the Company since its inception make him well-qualified in the Board’s opinion to serve as our Chairman of the Board.

JiajunSun has served as our Chief Operating Officer and a member of our Board of Directors since 2005. Mr. Sun also has served as a member of the Board of Directors of Goldenway since 2000 and as a member of the Board of Directors of New-Tailun since 2006. From July 1996 to November 2002, Mr. Sun was the General Manager of International Trade Department at Goldenway. Mr. Sun has more than 8 years experience in import and export in the textile industry. Mr. Sun earned his bachelor’s degree from the Wuhan Textile Industry Institute. Mr. Sun has accumulated substantial institutional knowledge of our business and operations.  His managing experiences and analytical skills make him well positioned for his role as one of our Directors.

Changyu Qi has served as a member of the Board of Directors and a member of the Audit Committee and Compensation Committees since 2008. Mr. Qi has over 30 years of experience in international trade, and since February 2005, has served as inspector and deputy secretary of the Party Leadership Group of the Jiangsu Provincial Government’s Department of Foreign Trade and Economic Cooperation. In addition, since 2007, Mr. Qi has also served as a director on the Board of Directors of Jiangsu Skyrun International Group, which is a state-owned enterprises focusing on import and export.  He is currently the President of both the Jiangsu Chamber of Commerce for Import & Export Firms and the Jiangsu International Freight Forwarders Association. Mr. Qi received a B.S. in Foreign Trade and Economy from Beijing Foreign Trade University.  Mr. Qi’s extensive experience and deep understanding of the issues facing import and export companies and foreign trade bring a valuable perspective to our Board of Directors. Mr. Qi brings a wealth of knowledge to our Board of Directors and has proven to possess keen insight to our business.

Zhixue Zhang has served as a member of the Board of Directors, a member of the Audit Committee and chairman of the Compensation Committee since 2008.  Mr. Zhang is a professor of Organizational Management at Peking University, and has held this position since August 2008. Mr. Zhang has over fifteen years of experience in the fields of organizational psychology, management and organizational culture as it relates to conducting business within China and with Chinese businesses. From August 2001 to July 2008, he was the Associate professor at Peking University. From August 2006 to June 2007, he was a Freeman Fellow at the University of Illinois at Urbana-Champaign. From September 2001 to March 2002, he was a visiting scholar at the Kellogg School of Management at Northwestern University. Mr. Zhang holds a Ph.D. from the University of Hong Kong, and a M.Sc. from Beijing Normal University, and a B.Sc. from Henan University.  Mr. Zhang’s life-long background of management education, as well as his business aptitude and strong analytical skills, qualify him for his position as one of our Directors.

Merry Tang was appointed as a member of the Board of Directors and chairman of the Audit Committee in August 2011.  She has been an independent director for China Sunergy Co., Ltd. (Nasdaq: CSUN), a specialized manufacturer of solar cell and module products in China since June 2008. She is currently a principal and managing partner of GTZY CPA Group, LLC. Ms. Tang served a managing director at GTA International, LLC and Partner at Tang & Company, PC — both U.S.-based CPA firms offering services in risk assessment, audit engagements and Sarbanes-Oxley — related documentation to leading banks, financial service providers and telecommunications firms from 2006 to 2008. Prior to forming GZTY CPA Group, LLC, she served as a senior auditor in PricewaterhouseCoopers, LLC from 2004 to 2006.  Ms. Tang graduated from the Central University of Finance & Banking, Beijing, China with a bachelor degree in banking in 1983 and a master degree in Finance in 1986, before going on to receive her master degree in accounting from the State University of New York at Albany in 1993. Ms. Tang’s extensive accounting and financial background in the U.S. capital market makes her well-qualified to serve on our Board.

Vote Required

The holders of our common stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each shareholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a shareholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality (meaning, the largest number) of the votes cast for each director. Directors are to be elected to hold office until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL NO. 2— RATIFICATION OF ISSUANCE OF 75,485 SHARES TO CERTAIN INDEPENDENT DIRECTORS

The Board of Directors previously unanimously approved compensation of its independent directors in a resolution dated March 13, 2008, whereby non-employee director may be compensated in the form of shares of the Company’s restricted common stock. The Company has been advised by NYSE MKT to seek shareholder approval of the issuance of these shares to non-employee directors.  In February 2014, the directors who received these shares entered into certain lockup agreements with the Company and agreed, subject to certain exception, not to sell, transfer or otherwise dispose the shares previously issued to the directors until shareholder approval of such issuance is obtained.  Accordingly, the Board recommends ratification of issuance of below shares previously issued to the independent directors.

Name of the independent directors	Number of shares received
Changyu Qi	13,449
Zhixue Zhang	13,410
Merry Tang	9,372
Gerald Goldberg (1)	6,628
Bennet P. Tchaikovsky (2)	32,626
Total:	75,485

(1)	Mr. Goldberg was a member of our Board of Directors, and served as chairman of our Audit Committee and a member of the Compensation Committee from April 1, 2010 to August 21, 2011.

(2)	Mr. Tchaikovsky was a member of our Board of Directors, and served as chairman of our Audit Committee and a member of the Compensation Committee from March 13, 2008 to November 25, 2009.

In the event the shareholder do not ratify the issuance of the above shares to the independent directors, the Company will cancel these shares and the independent directors will receive either cash compensation or same number of shares of common stock equal to the above number of shares when a shareholder approval is obtained in the future.  The directors had provided the services and earned the above shares.   The directors may lose the incentive if they are not able to receive these shares due to shareholders’ failure to ratify such issuance.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF ISSUANCE OF SHARES TO INDEPENDENT DIRECTORS AS DESCRIBED IN THIS PROPOSAL 2.

 PROPOSAL NO. 3  – APPROVAL OF 2014 EQUITY INCENTIVE PLAN

The Company’s Board of Directors has declared advisable, adopted and is submitting for shareholder approval the Company’s 2014 Equity Incentive Plan (the “Plan”).  The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the company, which interest may be measured by reference to the value of our common shares.

If approved by the company’s shareholders, the Plan will be effective as of April 22, 2014 (the date that the Company’s Board of Directors approved the Plan).  Capitalized terms used but not defined in this Proposal 4 shall have them meaning ascribed to them in the Plan, a copy of which is attached hereto as Annex A.  The following description is qualified in its entirety by reference to the Plan.

Description of the Plan

Administration.  Our Compensation Committee will administer the Plan. The Committee will have the authority to determine the terms and conditions of any agreements evidencing any Awards granted under the Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Plan. Our Compensation Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine.

Eligibility.  Employees, directors, officers, advisors or consultants of the company or its affiliates are eligible to participate in the Plan. Our Compensation Committee has the sole and complete authority to determine who will be granted an award under the Plan, however, it may delegate such authority to one or more officers of the company under the circumstances set forth in the Plan.

Number of Shares Authorized.  The Plan provides for an aggregate of 15,000,000 new Common Shares to be available for awards.  If an award is forfeited or if any option terminates, expires or lapses without being exercised, the common shares subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

Each Common Share subject to an Option or a Stock Appreciation Right will reduce the number of Common Shares available for issuance by one share, and each Common Share underlying an Award of Restricted Stock, Restricted Stock Units, Stock Bonus Awards and Performance Compensation Awards will reduce the number of Common Shares available for issuance by one share.

If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our Plan, the number of shares covered by awards then outstanding under our Plan, the limitations on awards under our Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The Plan will have a term of ten years and no further awards may be granted under the Plan after that date.

Awards Available for Grant.  Our Compensation Committee may grant awards of Non-Qualified Stock Options, Incentive (qualified) Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing.

Options.  Our Compensation Committee will be authorized to grant Options to purchase Common Shares that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by our Compensation Committee. Under the terms of the Plan, the exercise price of the Options will be set forth in the applicable Award agreement. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by our Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder).

Stock Appreciation Rights. Our Compensation Committee will be authorized to award Stock Appreciation Rights (or SARs) under the Plan. SARs will be subject to the terms and conditions established by our Compensation Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An Option granted under the Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option corresponding to such SARs. SARs shall be subject to terms established by our Compensation Committee and reflected in the award agreement.

Restricted Stock.  Our Compensation Committee will be authorized to award Restricted Stock under the Plan. Our Compensation Committee will determine the terms of such Restricted Stock awards. Restricted Stock are Common Shares that generally are non-transferable and subject to other restrictions determined by our Compensation Committee for a specified period. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited.

Restricted Stock Unit Awards.  Our Compensation Committee will be authorized to award Restricted Stock Unit awards. Our Compensation Committee will determine the terms of such Restricted Stock Units. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited.

Stock Bonus Awards.  Our Compensation Committee will be authorized to grant awards of unrestricted Common Shares or other awards denominated in Common Shares, either alone or in tandem with other awards, under such terms and conditions as our Compensation Committee may determine.

Performance Compensation Awards.  Our Compensation Committee will be authorized to grant any award under the Plan in the form of a Performance Compensation Award by conditioning the vesting of the award on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee.

Transferability.  Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. Our Compensation Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment.  The Plan will have a term of ten years. Our board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or the rules of the national exchange so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control.  Except to the extent otherwise provided in an Award agreement or as determined by the Compensation Committee in its sole discretion, in the event of a Change in Control, all outstanding options and equity awards (other than performance compensation awards) issued under the Plan will become fully vested and performance compensation awards will vest, as determined by our Compensation Committee, based on the level of attainment of the specified performance goals.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options.  There are a number of requirements that must be met for a particular option to be treated as a qualified option. One such requirement is that Common Shares acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will recognize taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”)). The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.  A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs.  No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards.  A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the Common Shares subject to the award are transferred to the participant over the amount the participant paid for such shares, if any. The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m).  In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the Plan is designed to permit certain awards of Options, Stock Appreciation Right, restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation”

Vote Required and Recommendation

Approval of the Plan will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN AS DESCRIBED IN THIS PROPOSAL 3.

PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted final rules requiring public companies to provide shareholders with periodic advisory (non-binding votes) on executive compensation, also referred to as "say-on-pay" proposals. We are presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to our Principal Executive Officer and Principal Financial Officer (collectively, the "Named Executive Officers"), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

"RESOLVED, that the compensation paid to the Company's Named Executive Officers for the year ended December 31, 2013, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED."

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF
THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL NO. 5 - TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The SEC has also adopted final rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC's rules, we are including this proposal to give our shareholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal No. 4, in our proxy statements.

We are presenting the following proposal, which gives you, as a shareholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

"RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's Named Executive Officers as set forth in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders should be every year, every two years, or every three years."

The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the shareholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

1.           Our equity compensation program outlined in the Plan for the Named Executive Officers is designed to support long-term value creation, and a vote every three years will allow the shareholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management's interests are aligned with shareholders' interests to support long-term value creation through our equity compensation program. To that end, we may grant equity awards to vest over multi-year periods of service to encourage our Named Executive Officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

2.           A vote every three (3) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to shareholders' sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our Named Executive Officers.

3.           We are open to input from shareholders regarding board and governance matters, as well as the equity compensation program. We believe that the shareholders' ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to shareholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board's recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO HAVE THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS.

PROPOSAL NO. 6—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected GHP Horwath, P.C (“GHP Horwath”) to serve as the independent registered public accounting firm of the Company for the fiscal years ending December 31, 2013 and the three fiscal quarters ending September 30, 2014.

We are asking our shareholders to ratify the selection of GHP Horwath as our independent registered public accounting firm. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

We have been advised by GHP Horwath that neither the firm nor any of its associates had any relationship with our company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year.  Representatives of GHP Horwath are not expected to attend the Annual Meeting in person and therefore are not expected to be available to respond to any questions.  As a result, representatives of GHP Horwath will not make a statement at the Annual Meeting.

Principal Accountant Fees and Services

On December 11, 2013, the Audit Committee, with the approval of the Board of Directors, engaged GHP Horwath P.C. as our independent auditor for the fiscal years ending December 31, 2013 and the three fiscal quarters ending September 30, 2014.

Fees for audit services include fees associated with the annual audit and the review of documents filed with the SEC including quarterly reports on Form 10-Q and the Annual Report on Form 10-K. Audit-related fees principally included accounting consultation and information system control reviews. Tax fees included tax compliance, tax advice and tax planning work.

	2013	2012
Audit fees	$341,000	$269,000
Audit- related fees	-	-
Tax fees	8,500-	8,500-
All other fees	-	-

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GHP HORWATHAS OUR INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED ON DECEMBER 31, 2013 AND TO REVIEW THE FINANCIAL STATEMENTS FOR THE THREE FISCAL QUARTERS ENDING SEPTEMBER 30, 2014 (ITEM 2 ON THE ENCLOSED PROXY CARD).

OTHER MATTERS

Our Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendations of management.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This proxy statement and the accompanying materials, in addition to being made available to shareholders and to brokers, custodians, nominees and other like parties, will be available to beneficial owners of shares of common stock pursuant to the SEC rules concerning Internet Availability of Proxy Materials. We will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies there for.

We may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

SHAREHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with the Company’s By-laws and the regulations of the SEC.  Should a stockholder intend to present a proposal at the 2015 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received the Board of Directors of the Company, Attn: Yanhua Huang at Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China, not later than 90 nor earlier than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made including through public filings.  For nominations by a stockholder relating to a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice, either by personal delivery or by mail not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company.

Any proposal of a stockholder intended to be presented at the Company’s next annual meeting of stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than February 1, 2015.

SHAREHOLDER COMMUNICATIONS

Shareholders wishing to communicate with our Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Yanhua Huang at Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China.  Ms. Huang will present a summary of all shareholder communications to the Board of Directors at subsequent Board of Directors meetings.  The directors will have the opportunity to review the actual communications at their discretion.

ANNUAL REPORT

Our Annual Report on Form 10-K, including our financial statements for the year ended December 31, 2013, and this proxy statement are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting.  Additional copies may be requested in writing. Such requests should be submitted to Ever-Glory’s China headquarters, Ever-Glory Commercial Center No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China. Exhibits to the Form 10-K will also be provided upon specific request.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Annex A

EVER-GLORY INTERNATIONAL GROUP, INC.
2014 EQUITY INCENTIVE PLAN

1.             Purpose.  The purpose of the Ever-Glory International Group, Inc. 2014 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors (and prospective directors, officers, managers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.             Definitions.  The following definitions shall be applicable throughout this Plan:

(a)           “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)           “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award and Performance Compensation Award granted under this Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)           “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(f)           “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement, misappropriation of the Company or its Affiliate’s assets or any felony or other crime of dishonesty in connection with the Participant’s duties; (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or (ii) the performance of the Participant’s duties to the Company, or (E) failure by a Participant to follow the lawful directions of a superior officer or the Board. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g)           “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control”, or as otherwise determined by the Compensation Committee in its sole discretion, be deemed to occur upon:

(i)            An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has ownership of more than two thirds (2/3) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii)           The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least seventy percent (70%) of the members of the Board; or

(iii)           The consummation of any of the following events:

(A)           A merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result;

(B)           A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; provided, however, that to the extent necessary to comply with Section 409A of the Code, the occurrence of an event described in this subsection (B) shall not permit the settlement of Restricted Stock Units granted under this Plan; or

(C)           An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a subsidiary of the Company).

(h)           “Closing Price” means (A) during such time as the Common Shares are registered under Section 12 of the Exchange Act, the closing price of the Common Shares as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Shares shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Shares, or (B) during any such time as the Common Shares are not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Shares in the over-the-counter market on the day for which such value is to be determined, as reported by the Financial Industry Regulatory Authority, Inc., or (C) during any such time as the Common Shares cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Committee considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

(i)            “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.  References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(j)            “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.  Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(k)           “Common Shares” means the common stock, par value $.001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(l)            “Company” means Ever-Glory International Group, Inc., a Florida corporation, together with its successors and assigns.

(m)           “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n)           “Disability” means a “permanent and total” disability incurred by a Participant while in the employ of the Company or an Affiliate.  For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(o)           “Effective Date” means the date when the Plan is adopted by the Board.

(p)           “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q)           “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(r)            “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)            “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t)            “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares (A) are listed on a national securities exchange or (B) are not listed on a national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the average selling price of the Common Shares reported on such national securities exchange or other inter-dealer quotation system, determined as the arithmetic mean of such selling prices over the thirty (30)-Business Day period preceding the Date of Grant, weighted based on the volume of trading of such Common Shares on each trading day during such period; or (ii) if the Common Shares are not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Shares.

(u)           “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v)           “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w)           “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

(x)            “Intellectual Property Products” shall have the meaning set forth in Section 15(c) of this Plan.

(y)           “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

(z)            “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(aa)          “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(bb)          “Option” means an Award granted under Section 7 of this Plan.

(cc)          “Option Period” has the meaning given such term in Section 7(c) of this Plan.

(dd)          “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(ee)          “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(ff)           “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(gg)         “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(hh)         “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ii)            “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(jj)            “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(kk)          “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(ll)            “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(mm)        “Person” has the meaning given such term in the definition of “Change in Control.”

(nn)         “Plan” means this Ever-Glory International Group, Inc. 2014 Equity Incentive Plan, as amended from time to time.

(oo)         “Retirement” shall, unless otherwise defined in the applicable Award agreement states, or otherwise determined by the Compensation Committee in its sole discretion, mean the fulfillment of each of the following conditions: (i) the Participant is good standing with the Company as determined by the Committee; (ii) （A）the voluntary termination by a Participant of such Participant’s employment or service to the Company and (B) that at the time of such voluntary termination, the sum of: (1) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (2) the Participant’s years of                                                                                                           employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62  (provided that, in any case, the foregoing shall only be applicable if, at the time of Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than 5 years).

(pp)         “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(qq)         “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(rr)           “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(ss)          “SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(tt)           “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto.  Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(uu)         “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(vv)         “Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(ww)        “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(xx)           “Subsidiary” means, with respect to any specified Person:

(i)            any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)           any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(yy)         “Substitute Award” has the meaning given such term in Section 5(e).

(zz)           “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3.             Effective Date; Duration.  The Plan shall be effective as of the Effective Date, but no Award shall be exercised or paid (or, in the case of a stock Award, shall be granted unless contingent on stockholder approval) unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the Effective Date.  The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4.             Administration.

(a)           The Committee shall administer this Plan.  To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director.  However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.  Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b)           Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules, conditions and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c)           The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)           Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)           No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder.  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)            Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards.  In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5.             Grant of Awards; Shares Subject to this Plan; Limitations.

(a)           The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)           Subject to Section 3, Section 11 and Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of One Million and Five Hundred Thousand (1,500,000) Common Shares. Each Common Share subject to an Option or a Stock Appreciation Right will reduce the number of Common Shares available for issuance by one share, and each Common Share underlying an Award of Restricted Stock, Restricted Stock Units, Stock Bonus Awards and Performance Compensation Awards will reduce the number of Common Shares available for issuance by one shares.

(c)           Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted.  Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(d)           Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)           Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).  The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

6.             Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7.             Options.

(a)           Generally.  Each Option granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.  All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option.   Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code.  No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.  In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.  If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b)           Exercise Price.  The exercise price (“Exercise Price”) per Common Share for each Option shall be set forth in the applicable Award agreement; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)           Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award agreement:

(i)            an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the third (3rd) anniversary of the Date of Grant;

(ii)           the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A)           one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;

(B)           for directors, officers and employees of the Company only, for the remainder of the Option Period following termination of employment or service by reason of such Participant’s Retirement (it being understood that any Incentive Stock Option held by the Participant shall be treated as a Nonqualified Stock Option if exercise is not undertaken within 90 days of the date of Retirement);

(C)           90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii)           both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d)           Method of Exercise and Form of Payment.  No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.  Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award agreement accompanied by payment of the Exercise Price.  The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Closing Price at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Closing Price equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised.  Any fractional Common Shares shall be settled in cash.

(e)           Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.  The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)           Compliance With Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.             Stock Appreciation Rights.

(a)           Generally.  Each SAR granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.  Any Option granted under this Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)           Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award agreement:

(i)            a SAR shall vest and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third (3th) anniversary of the Date of Grant;

(ii)           the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A)          one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SARPeriod;

(B)           for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C)           90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii)           both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(c)           Method of Exercise.  SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.  Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Closing Price exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d)           Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Closing Price of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.  The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee.  Any fractional Common Share shall be settled in cash.

9.             Restricted Stock and Restricted Stock Units.

(a)           Generally.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.

(b)           Restricted Accounts; Escrow or Similar Arrangement.  Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement.  If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio.  Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable.  To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)           Vesting; Acceleration of Lapse of Restrictions.  Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third (3rd) anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)           Delivery of Restricted Stock and Settlement of Restricted Stock Units.  (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable certificate shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a Closing Price equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

(ii)           Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case.  If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Closing Price of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10.           Stock Bonus Awards.  The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine.  Each Stock Bonus Award granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.

11.           Performance Compensation Awards.

(a)           Generally.  The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.  The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b)           Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.  Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)           Performance Criteria.  The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee.  Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.  To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)           Modification of Performance Goal(s).  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval.  The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e)           Payment of Performance Compensation Awards.

(i)            Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)           Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)          Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula.  The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)          Use of Negative Discretion.  In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.  The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f)           Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations.  Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

12.           Changes in Capital Structure and Similar Events.  In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

(i)            adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii)            providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)           subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.           Effect of Change in Control.  Except to the extent otherwise provided in an Award agreement, or as determined by the Committee in its sole discretion, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

(a)           all of the then outstanding Options and SARs may immediately vest and may become immediately exercisable as of a time prior to the Change in Control;

(b)           the Restricted Period may expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c)           Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) may cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards. If no action is taken by the Committee to allow for the changes set forth in (a) through (c) above, then no change to the Award shall be effected.

14.           Amendments and Termination.

(a)           Amendment and Termination of this Plan.  The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Employee in Section 2, Section 5(i), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b)           Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; and, provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of this Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

15.           General.

(a)           Award Agreements.  Each Award under this Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.  The Company’s failure to specify any term of any Award in any particular Award agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

(b)           Nontransferability; Trading Restrictions.

(i)            Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)           Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of this Plan, to:  (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii)           The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award agreement.

(iv)           The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c)           Tax Withholding.

(i)           A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)           Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d)           No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.  The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or applicable Award agreement.  By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)           International Participants.  With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)            Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death.  A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.  Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g)           Termination of Employment/Service.  Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h)           No Rights as a Stockholder.  Except as otherwise specifically provided in this Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)            Government and Other Regulations.

(i)           The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan.  The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)           The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable.  If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award).  Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.  The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j)            Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)           Nonexclusivity of this Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)             No Trust or Fund Created.  Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand.  No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)           Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)           Relationship to Other Benefits.  No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)           Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the conflict of laws provisions.

(p)           Severability.  If any provision of this Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q)           Obligations Binding on Successors.  The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)           Code Section 162(m) Approval.  If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code.  Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s)           Expenses; Gender; Titles and Headings.  The expenses of administering this Plan shall be borne by the Company and its Affiliates.  Masculine pronouns and other words of masculine gender shall refer to both men and women.  The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t)           Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u)           Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code.  The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code.  Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations.  If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

(v)           Payments.  Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

*     *     *

EVER-GLORY INTERNATIONAL GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2014 Annual Meeting OF SHAREHOLDERS
May 30, 2014 (Beijing Time)

The shareholders hereby appoint Yanhua Huang and Jiansong Wang, or either of them, as proxies, each with the power to appoint them substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ever-Glory International Group, Inc. that the shareholders are entitled to vote at the 2014 Annual Meeting of Shareholders to be held on May 30, 2014, 10:00 a.m. Beijing Time, at the Ever-Glory China headquarters, Ever-Glory Commercial Center, No. 509 Chengxin Road, Jiangning Development Zone, Nanjing, Jiangsu 211102 China, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EVER-GLORY INTERNATIONAL GROUP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4 and 6 and A VOTE OF HAVING THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION TO OCCUR EVERY THREE YEARS ON ITEM 5.

Proposal No. 1 ELECTION OF DIRECTORS

Nominees:	For	Withhold

Edward Yihua Kang	[_]	[_]
Jiajun Sun	[_]	[_]
Merry Tang	[_]	[_]
Changyu Qi	[_]	[_]
Zhixue Zhang	[_]	[_]

Proposal No. 2 To ratify issuance of shares to independent directors;	For [_]	Against [_]	Abstain [_]

Proposal No. 3 To approve the Company’s 2014 Equity Incentive Plan;

Proposal No. 4 To approve, by a non-binding vote, the Company's executive compensation.	For [_]	Against [_]	Abstain [_]

Proposal No. 5 To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to the Company's executive compensation.	☐ 3 YEARS	☐ 2 YEARS	☐ 1 YEAR	Abstain [_]

Proposal No. 6

To ratify the appointment of GHP Horwath P.C. as our independent auditor to audit the financial statements for the fiscal year ended on December 31, 2013 and to review the three quarterly financial statements ending on September 30, 2014.
For [_]	Against [_]	Abstain [_]

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees on proposal No. 1, FOR each proposal No. 2, No. 3, No. 4 and No. 6 and voted to have the non-binding advisory votes on the executive compensation occur every THREE years with respect to proposal No. 5.

Please sign your name exactly as it appears hereon. When signing as Attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

A-2